UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 9, 2003



                            VORNADO OPERATING COMPANY
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                 NO. 001-14525            NO. 22-3569068
-------------------------     ---------------------    -------------------------
     (State or Other               (Commission              (IRS Employer
     Jursdiction of                File Number)             Identification
     Incorporation)                                              No.)



                 888 SEVENTH AVENUE
                 NEW YORK, NEW YORK                             10019
---------------------------------------------------        -----------------
       (Address of Principal Executive offices)               (Zip Code)


Registrant's telephone number, including area code: (212) 894-7000
                                                    --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 9, 2003, Vornado Operating Company issued a press release. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (c)     Exhibits.

         The following document is filed as an Exhibit to this report:

         99.1           Press Release, dated July 9, 2003.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VORNADO OPERATING COMPANY
                                            (Registrant)


                                            By: /s/ Joseph Macnow
                                               ---------------------------------
                                               Name: Joseph Macnow
                                               Title: Executive Vice President -
                                                      Finance and
                                                      Administration and Chief
                                                      Financial Officer

Date:  July 9, 2003

                                  EXHIBIT INDEX

99.1               Press Release, dated July 9, 2003